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                                     ANNEX 1

                  TO THE DISTRIBUTION AGREEMENT BY AND BETWEEN
            SPDR(R) SERIES TRUST AND STATE STREET GLOBAL MARKETS, LLC

                                                                      TRADING
ETF                                                                    SYMBOL
---                                                                   -------
SPDR(R) DJ Wilshire Total Market ETF                                    TMW
SPDR(R) DJ Wilshire Large Cap ETF                                       ELR
SPDR(R) DJ Wilshire Large Cap Growth ETF                                ELG
SPDR(R) DJ Wilshire Large Cap Value ETF                                 ELV
SPDR(R) DJ Wilshire Mid Cap ETF                                         EMM
SPDR(R) DJ Wilshire Mid Cap Growth ETF                                  EMG
SPDR(R) DJ Wilshire Mid Cap Value ETF                                   EMV
SPDR(R) DJ Wilshire Small Cap ETF                                       DSC
SPDR(R) DJ Wilshire Small Cap Growth ETF                                DSG
SPDR(R) DJ Wilshire Small Cap Value ETF                                 DSV
SPDR(R) DJ Global Titans ETF                                            DGT
SPDR(R) DJ Wilshire REIT ETF                                            RWR
SPDR(R) KBW Bank ETF                                                    KBE
SPDR(R) KBW Capital Markets ETF                                         KCE
SPDR(R) KBW Insurance ETF                                               KIE
SPDR(R) Morgan Stanley Technology ETF                                   MTK
SPDR(R) S&P(R) Dividend ETF                                             SDY
SPDR(R) S&P(R) Biotech ETF                                              XBI
SPDR(R) S&P(R) Homebuilders ETF                                         XHB
SPDR(R) S&P(R) Metals & Mining ETF                                      XME
SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF                       XES
SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF                   XOP
SPDR(R) S&P(R) Pharmaceuticals ETF                                      XPH
SPDR(R) S&P(R) Retail ETF                                               XRT
SPDR(R) S&P(R) Semiconductor ETF                                        XSD
SPDR(R) KBW Regional Banking(SM) ETF                                    KRE
SPDR(R) KBW Mortgage Finance(SM) ETF                                    KME
SPDR(R) Barclays Capital 1-3 Month T-Bill ETF                           BIL
SPDR(R) Barclays Capital Intermediate Term Treasury ETF                 ITE
SPDR(R) Barclays Capital Long Term Treasury ETF                         TLO
SPDR(R) Barclays Capital TIPS ETF                                       IPE
SPDR(R) Barclays Capital Aggregate Bond ETF                             LAG
SPDR(R) Barclays Capital Municipal Bond ETF                             TFI
SPDR(R) Barclays Capital International Treasury Bond ETF                BWX
SPDR(R) Barclays Capital Short Term Municipal Bond ETF                  SHM
SPDR(R) Barclays Capital California Municipal Bond ETF                  CXA
SPDR(R) Barclays Capital New York Municipal Bond ETF                    INY
SPDR(R) Barclays Capital High Yield Bond ETF                            JNK
SPDR(R) DB International Government Inflation-Linked Bond ETF           WIP
SPDR(R) Barclays Capital Short Term International Treasury Bond ETF     BWZ


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

SPDR(R) Barclays Capital Intermediate Term Credit Bond ETF              ITR
SPDR(R) Barclays Capital Long Term Credit Bond ETF                      LWC
SPDR(R) Barclays Capital Convertible Bond ETF                           CWB
SPDR(R) Barclays Capital Mortgage Backed Bond ETF                       MBG
SPDR(R) Wells Fargo Preferred Stock ETF                                 PSK
SPDR(R) S&P(R) VRDO Municipal Bond ETF                                  VRD
SPDR(R) Barclays Capital Short Term Corporate Bond ETF                  SCPB

EFFECTIVE WITH SEC, BUT NOT OPERATIONAL
SPDR(R) S&P(R) Aerospace & Defense ETF
SPDR(R) S&P(R) Building & Construction ETF
SPDR(R) S&P(R) Computer Hardware ETF
SPDR(R) S&P(R) Computer Software ETF
SPDR(R) S&P(R) Health Care Equipment ETF
SPDR(R) S&P(R) Health Care Services ETF
SPDR(R) S&P(R) LeisureTime ETF
SPDR(R) S&P(R) Outsourcing & IT Consulting ETF
SPDR(R) S&P(R) Telecom ETF
SPDR(R) S&P(R) Transportation ETF

Dated: December 16, 2009


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